Exhibit 99

                             ALLOU HEALTHCARE, INC.
                               50 Emjay Boulevard
                            Brentwood, New York 11717
                            (American Stock Exchange
                              Trading Symbol: ALU)


SUMMARY                                                              COMPANY CONTACT:
-------                                                              ---------------

Allou Healthcare, Inc. announces its lenders declared                David Shamilzadeh
a default under its Loan Agreement.                                  President and Chief Financial Officer of
                                                                     Allou Healthcare, Inc.
                                                                     (631) 787-1220
                                                                     e-mail: franf@hbafrag.com

          (April 9, 2003) Allou Healthcare, Inc. (AMEX:ALU), announced today that its lenders have declared a default based upon unsatisfied obligations from loans payable as of March 31, 2003 and have accelerated all other obligations and declared them payable immediately, after negotiations between itself and its lenders on a forbearance agreement broke down.

          ABOUT ALLOU. Allou Healthcare, Inc., formerly known as Allou Health & Beauty Care, Inc. and Allou Distributors, Inc. (collectively referred to as Allou), is a publicly traded company that distributes consumer personal care products and prescription pharmaceuticals on a national basis. The Company also manufactures upscale hair and skin care products for sale under private labels. The Company's consumer personal care products distribution business includes prestige brand name designer fragrances, brand name health and beauty aids products and non-perishable packaged food items. Its prescription pharmaceuticals distribution business includes both brand name and generic pharmaceutical products.

Certain statements in this announcement are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, which may refer to the expectations of our management or advisors concerning the outcome of future events, and which may include the words "believe" or "intend" or other descriptions of such expectations, involve certain known and unknown risks, uncertainties and other factors that may cause the statements to be materially different from actual future results. These factors include, among others things, the possibility that we may not be able to identify and successfully pursue strategic alternatives that would provide us with adequate liquidity.

                             ALLOU HEALTHCARE, INC.
                               50 Emjay Boulevard
                            Brentwood, New York 11717
                            (American Stock Exchange
                              Trading Symbol: ALU)


SUMMARY                                                            COMPANY CONTACT
-------                                                            ---------------

Allou Healthcare, Inc. announces it has consented to               David Shamilzadeh
an involuntary petition for bankruptcy under Chapter               President and Chief Financial Officer of
11 filed by its lenders.                                           Allou Healthcare, Inc.
                                                                   (631) 787-1220
                                                                   e-mail: franf@hbafrag.com

          (April 9, 2003) Allou Healthcare, Inc. (AMEX:ALU), announced today that its lenders have filed an involuntary petition for bankruptcy in the Eastern District of New York under the provisions of chapter 11, title 11, of the United States Code (the "Bankruptcy Code"). Chapter 11 is the reorganization provision of the Bankruptcy Code under which a company may continue its operations, restructure its indebtedness and emerge from chapter 11 bankruptcy as a reorganized enterprise.

          Allou further announced that it has consented to the chapter 11 filing and has retained Richard A. Sebastiao as Chief Restructuring Officer to the Company.

          ABOUT ALLOU. Allou Healthcare, Inc., formerly known as Allou Health & Beauty Care, Inc. and Allou Distributors, Inc. (collectively referred to as Allou), is a publicly traded company that distributes consumer personal care products and prescription pharmaceuticals on a national basis. The Company also manufactures upscale hair and skin care products for sale under private labels. The Company's consumer personal care products distribution business includes prestige brand name designer fragrances, brand name health and beauty aids products and non-perishable packaged food items. Its prescription pharmaceuticals distribution business includes both brand name and generic pharmaceutical products.

          Certain statements in this announcement are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements, which may refer to the expectations of our management or advisors concerning the outcome of future events, and which may include the words "believe" or "intend" or other descriptions of such expectations, involve certain known and unknown risks, uncertainties and other factors that may cause the statements to be materially different from actual future results.